Dated this 23rd day of May 1997

                                   Settlement

                                    between

                              BG SERVICES LIMITED

                                      and

                            A.L.O.T. TRUSTEE LIMITED

                                  establishing

                        AGENT LOYALTY OPPORTUNITY TRUST

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THIS SETTLEMENT is made this 23 day of May One thousand nine hundred and ninety-
seven

BETWEEN

(1) BG SERVICES LIMITED of a limited liability Company incorporated in Guernsey care of Minden House, 6 Minden Place, St. Helier, Jersey, Channel Islands (hereinafter called "the Settlor"); and

(2) A.L.O.T TRUSTEE LIMITED a limited liability Company incorporated in Jersey whose registered office is situated at Pirouet House, Union Street, St Helier, Jersey, Channel Islands (hereinafter called the "Trustee").

WHEREAS

(1) The Settlor being desirous of making such Settlement as is hereinafter contained has transferred or delivered to the Trustee or otherwise placed under its control the property specified in Schedule One and described therein as the Initial Settled Property.

(2) It is anticipated that further Property may in the future be transferred to the Trustee to be held as an addition to the Trust Fund.

(3) The Settlement is hereby established in order to incentivize and encourage loyalty of Sales Agents by facilitating the award of cash bonuses to Sales Agents .

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NOW THIS SETTLEMENT WITNESSETH as follows:-

1.   DEFINITIONS

1.1 In this Settlement whenever the context permits the following expressions shall have the following meanings:

      "Award" An award of Units made to a Beneficiary pursuant to Clause 2 hereof.

      "Award Agreement"  An  agreement   entered  into  by  the  Trustee  and  a
      Beneficiary pursuant to Clause 2 hereof.

      "Beneficiary" a Sales Agent.

      "the Company" That limited liability company known as London Pacific Group Limited established in and under the laws of the Island of Jersey on 23rd January 1985 under Company number 30810.

      "the Life Company" London Pacific Life & Annuity Company, a North Carolina life assurance company.

      "Person" Any individual, organisation, institution or other body of persons whether corporate or unincorporate.

      "Proper Law" The law of the Island of Jersey.

      "Property" Any real property if the same may under the lex loci situs be subject to a trust, any personal property, any chose in action and any rights or interest legal equitable or otherwise in or over any of the foregoing.

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      "the  Rules"  The Plan  Rules as set out in  Schedule  two  hereof and any amendments or modifications thereto.

      "Sales Agent" An independent sales agents in the United States who is party to an agency agreement with the Life Company for the sale of life and annuity products.

      "Share" An ordinary share of 5 US Cents each in the capital of the Company.

      "the Trustee" The Trustee or Trustees for the time being hereof.

      "the Trust Fund"

            (i)   The property specified in Schedule One hereto;

            (ii) all property paid or transferred by any person or persons to or so as to be under the control of and (in either case) accepted by the Trustee as additions to the Trust Fund; and

            (iii) the property from time to time representing  the said property and any additions including any income accumulated pursuant to the provisions hereof.

      "the Trust Period" The period from the date hereof until whichever of the following dates shall first occur namely:

            (i) the day on which shall expire the period of one hundred years from the date of this Settlement;


            (ii) such earlier day (if any) prior to the day specified in paragraph (i) of this sub-clause as the Trustee

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                  may at its discretion appoint by deed.

      "Unit" A Unit representing the right granted to a Beneficiary pursuant to an Award requiring that the Trustee pay to him a bonus sum calculated in accordance with the Rules by reference to the value of a Share on the basis that one Unit shall be representative of the value of one Share.

1.2   The singular includes the plural and vice versa.

1.3 The masculine includes the feminine and vice versa and each includes the neuter.

2.    TRUSTS UPON WHICH THE TRUSTEE HOLDS THE TRUST FUND

2.1 The Trustee shall during the Trust Period stand possessed of the Trust Fund upon the trusts hereof for the Beneficiaries subject to and upon the terms and conditions hereinafter contained.

2.2 During the Trust Period the Trustee shall have full power and discretion to:-

(i) make an award to a Beneficiary of a specified number of Units which may entitle the Beneficiary to payment from the Trustee at a future date or dates and in such Award Agreement the Trustee shall specify:-

      (a)   the full name and address of the Beneficiary;

      (b) the number of Units (the "Award Units") in respect of which the Beneficiary may be entitled to require payment from the Trustee;

      (c) the date upon which the Trustee executes the Award Agreement (the "Award Date"); and

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      (d)   the date or dates  (being  after  the  Award  Date)  upon  which the
            Beneficiary shall become entitled to require payment in respect of Award Units from the Trustee and the events which will trigger his entitlement to such payments in respect of Award Units.

(ii) for the purpose of satisfying the right of any and each Sales Agent receiving an Award as contemplated by the foregoing paragraph:-

      (a) on or about the Award Date, purchase sufficient Shares to enable the Trustee to hedge its liability to make all payments due to Beneficiaries in respect of Awards; and

      (b) borrow from BG Services Limited and/or any other person EXCEPTING ALWAYS the Company such moneys as may from time to time be required by the Trustee to pay for the Shares so purchased, on such terms as may from time to time be agreed between the Trustee and any such lender.


2.3   In the event that:-

(i) a Beneficiary assigns or charges or attempts to assign or charge his interest hereunder;

(ii) a Beneficiary is adjudicated bankrupt or makes any arrangement or composition with his creditors; or

(iii) a Beneficiary is subject to any agency or other agreement which shall be terminated by reason of serious or persistent breach of the provisions of such agency or other agreement or for any wilful default or negligence in the discharge of the liabilities arising under such agreement or shall be terminated for any other reason by the Life Company.

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THEN and in any such event (as to the occurrence of which the Trustee's decision shall be final) unless the Award otherwise expressly provides, all right and interest to which such Beneficiary has not yet become absolutely entitled under the terms of an Award shall be forfeited and the Beneficiary shall have no claim whatsoever against the Trustee in respect of his Award Units.

2.4 At any time when there are no Beneficiaries but subject always to the right of the Trustee to nominate Beneficiaries and at the expiration of the Trust Period the Trustee shall stand possessed of any part of the Trust Fund remaining after exercise by all the Beneficiaries of their rights set out in the foregoing sections of this Clause 2, upon Trust for such Sales Agents as the Trustee shall in its absolute discretion think fit and if more than one in such proportions as the Trustee shall in its absolute discretion determine and in default thereof for any subsidiary of the Company.

3.    POWER TO IGNORE INTERESTS

Notwithstanding any rule of law, equity or otherwise to the contrary the Trustee in exercising any of the powers hereby conferred in favour of any particular person is hereby expressly authorised to ignore entirely the interest of any other person interested or who may become interested under these presents and in particular (but without prejudice to the generality of the foregoing) no appointment or advancement made in exercise of any power hereinbefore contained shall be invalid on the grounds that:-

(a) an insubstantial illusory or nominal share is appointed to any one or more objects of such power or left unappointed; or

(b)   any object of such power is thereby altogether excluded;

but every such appointment or advancement shall be valid notwithstanding that any one or more objects of the power is or are not thereby or in default of appointment to take any share in the Trust Fund.

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4.    VOTING

The Trustee shall be entitled to exercise all and any voting rights attaching to any of the Shares for so long as such Shares are held by the Trustee and shall vote or cause voting rights to be exercised as it in its absolute discretion think fit.

5.    LIQUIDATION

In the event that the Company goes into liquidation otherwise than for the purpose of a reorganisation or amalgamation and the Trustee receives a distribution of the assets of the Company in respect of the Shares it shall immediately transfer to each Beneficiary his due proportion of such assets notwithstanding such Beneficiary would not have been entitled to his Award Units or any part thereof in full and final settlement of all or any entitlement of the Beneficiary in connection therewith.

6.    APPOINTMENT AND RETIREMENT OF TRUSTEES

6.1 If any Trustee hereof whether original additional or substituted shall die or being a company shall enter into liquidation or shall give notice of desire to resign or shall become unfit to act in accordance with the provisions of this clause 6 then the Trustees for the time being may by instrument in writing appoint a new Trustee or Trustees.

6.2 Any Trustee may at any time resign the Trusteeship on giving not less than 14 days notice in writing addressed to his co-trustees (if any) and if there are then no other Trustees such resignation shall not take effect until the appointment of a new Trustee or new Trustees in place of the retiring Trustee.

6.3 The office of a Trustee shall be automatically determined and vacated if such Trustee being an individual shall become unfit to act or if such Trustee being a company shall enter into liquidation whether voluntary or compulsory (not being merely a voluntary liquidation for the purposes of the amalgamation or reconstruction).

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6.4   There  shall  be no  obligation  to have  more  than one  trustee  of this
      Settlement and the maximum number of Trustees shall be three.

7.    ADMINISTRATION

7.1 The Trustee shall make arrangements whereby all necessary accounts, records, transfers and other documents in connection with the trusts of this Settlement are prepared and kept and generally carry out any and all administrative work in connection therewith.

7.2 Any Trustee for the time being hereof shall be entitled to charge and be paid for its services as Trustees reasonable annual fees and reimbursement of its property expenses of an amount to be agreed from time to time with the Settlor.

7.3 Any Trustee being a person engaged in any profession or business shall be entitled:-

     (a) to charge and be paid all usual professional and other charges for business transacted, time spent and services rendered by him or his firm in connection with the execution of the trusts powers and provisions, including acts which a Trustee not being in any profession or business could have done personally; and

     (b) to retain any brokerage or commission in respect of any stockbroking or insurance transaction for which such a person is normally paid brokerage or commission.

8.    GENERAL POWER OF INVESTMENT

Subject always to any restrictions expressly contained in this Settlement the Trustee shall have all the same powers of investment as a natural person acting as the beneficial owner of the Trust Fund and its powers shall not be restricted by any principle of construction (or rule or requirement of the Proper Law of this Settlement save to the extent that such is obligatory) but shall operate according to the widest generality of which the foregoing words are capable notwithstanding that certain powers are herein more particularly set forth.

9.    ADDITIONAL POWERS OF INVESTMENT

Without limiting the power contained in clause 8 or any general power herein contained the Trustee shall have power:-

9.1 to invest or lay out moneys comprised in the Trust Fund in the purchase of or interest upon the security of such stocks funds shares securities or other investments or property of whatsoever nature and wheresoever situate and whether involving liability or not and whether producing income or not or upon such personal or other credit with or without security as the Trustee shall in its absolute discretion think fit to the intent that the Trustee shall have the same full and unrestricted powers of investing and transposing investments and laying out moneys in all respects as if it was absolutely entitled thereto beneficially and without regard to the requirements of the Proper Law (save to the extent that these are obligatory);

9.2 to leave any assets the subject of any of the trusts of this Settlement in their original state or in the state of investment in which they may be from time to time;

9.3 at any time or times to sell or call in any investment or property for the time being comprised in the Trust Fund or transpose or convert the same into any other investments or property the acquisition of which with moneys subject hereto is hereby authorised;

9.4 to apply any moneys forming part of the capital or income of the Trust Fund in the purchase or subscription of partly paid shares and shall have power to pay up such shares at such times and in such manner as it shall in their absolute discretion determine;

9.5 pending the investment thereof for any period to place any moneys forming part of the Trust Fund on current or deposit account with any bank or banks or any other company conducting the business of banking or accepting moneys on deposit in any part of the world and may open and maintain banking accounts in the name of the Trustee or in the name of any one of them if more than one or in the name of this Settlement and so that the Trustee may if in its absolute discretion it thinks fit so place moneys with any company which may for the time being be a direct or indirect holding company or subsidiary of the Trustee or any one or more of the Trustees if more than one or in any way associated with the Trustee or any one or more of the Trustees if more than one;

9.6 (i) to consent to any re-organisation re-construction amalgamation or other arrangement or scheme concerning any company the shares in which comprise or form part of the Trust Fund;

      (ii) to accept in addition to or in lieu of those already held other shares in any company whose shares comprise or form part of the Trust Fund in connection with or as part of any such re-organisation re-construction amalgamation arrangement or scheme as aforesaid;

      (iii) to consent to any reduction of capital or other dealing with such shares as the Trustee may consider advantageous or desirable;

      (iv) to surrender and deliver up any shares forming part of the Trust Fund for such consideration and upon such terms and conditions as the Trustee may approve to any company reducing its capital and the Trustee may receive such consideration in the form of cash shares or other assets as may be agreed between the Trustee and such company; and

      (v) to agree to the winding-up of any company whose shares comprise or form part of the Trust Fund and for the purposes of this sub-clause "company" shall include any trust association or concern and "shares" shall include stock securities bonds debentures debenture stock funds mortgage or any other interest;

9.7 to acquire any investment of a speculative nature and any such investment shall be deemed to be an authorised investment of the whole or any part of the Trust Fund and the Trustee shall be under no duty to diversify investments;

9.8 to borrow money or other property and/or to give guarantees for any purpose connected with the trusts of this Settlement (including the making of investments to be held as part of the Trust Fund) and if thought fit to assign pledge or mortgage the whole or any part of the capital (including future income) of the Trust Fund or any property which forms part of the Trust Fund by way of security for such loan and/or guarantee and no purchaser lender or other person paying or advancing money or other property on a sale mortgage charge or other transaction purporting to be made by the Trustee under or for any of the purposes of this Settlement shall be concerned to see that the money or other property is wanted or that no more than is wanted is raised or otherwise as to the propriety of transaction or the application of the money or other property.

10.   FURTHER PROVISIONS CONCERNING INVESTMENT

Notwithstanding any rule of law, equity or otherwise to the contrary nothing in this Settlement shall oblige or impose upon the Trustee any duty to preserve or enhance the value of the Trust Fund and accordingly, the Trustee shall not be liable to anyone actually or prospectively interested hereunder for any failure to preserve or enhance the value of the Trust Fund or any part of it.

11.   MANAGEMENT OF THE TRUST FUND

The Trustee shall have the following powers in relation to the management of the Trust Fund:-

11.1 To cause or permit any person to have and remain in possession or control of the Trust Fund or any part thereof and notwithstanding the generality of the foregoing the Trustee may permit any moneys bonds share certificates or other securities for money or documents of or evidencing title to property real or personal for the time being subject to the trusts hereof to be and remain deposited with one or one only of the Trustees if more than one or with any persons in any part of the world and permit any investment securities or other real or personal property which or any share or interest wherein shall be for the time being subject to the trusts hereof to be and remain invested in the names of nominees or trustees in any part of the world instead of in the names of the Trustee with power to delegate to such persons such of the trust powers and discretions hereby or by law vested in the Trustee with reference to the premises so deposited or the property so invested in the names of such nominees or trustees as the Trustee may consider expedient so to delegate and so that no persons with whom such property is deposited or in whose names such property is vested shall (unless a Trustee hereof) be concerned with the trusts hereof or be responsible for any loss whatsoever resulting either directly or indirectly from the exercise of the powers in this clause hereinbefore contained unless such loss be caused by his own fraud and the Trustee may pay out of the income or capital of the Trust Fund any charges or other expenses incurred on or in connection with any such account or deposit.

11.2 To accept any receipt of a treasurer or other officer of any body of persons as being a good receipt for any payment hereunder notwithstanding that such person may not be authorised to give receipts.

11.3 To keep the whole or any part of the trust property within or without the jurisdiction of the Proper Law of this Settlement.

11.4 From time to time and at such intervals as it shall in its sole discretion think fit to cause the accounts kept by it hereunder to be examined or audited by such person or persons as it shall designate and to pay the costs of such examination or audit out of the capital or income of the Trust Fund.

12.   ADMINISTRATION OF THE TRUST FUND

The Trustee shall have the following powers in relation to the administration of the Trust Fund:-

12.1  To  exercise  any power or  discretion  hereunder  without  being bound to
      ascertain  all  persons   capable  of  benefiting   thereby  or  otherwise
      hereunder.

12.2 To delegate at any time (notwithstanding any rule of law equity or otherwise to the contrary) by deed or deeds or instrument in writing revocable during the Trust Period the execution or exercise of any or all of the trusts powers or discretions hereby or by law conferred to any person (including in cases where there is more than one Trustee to any one of the Trustees) and if such person shall be acting in the course of his trade, profession or vocation he shall be entitled to proper remuneration out of the moneys in the Trust Fund and in particular and without prejudice to the generality of the foregoing provisions to appoint one or more attorneys under a power or powers of attorney to act jointly or severally and with or without power for any such attorney to delegate in specific transactions or class of transactions or generally and in a particular place or in any place in relation to executing any document or doing any act or receiving notice money or other property in respect of the Trust Fund or any of the assets for the time being included therein or to be acquired by the Trustee or in respect of any business carried on or proposed to be carried on by the Trustee or in respect of the exercise of any power conferred on the Trustee by this Settlement or by law whether or not the Trustee has disclosed to any such attorney or any person dealing with such attorney that in respect of the power to be so delegated they are acting as Trustee.

12.3 To appropriate any part of the Trust Fund in the actual condition or state of investment thereof at the time of appropriation in or towards satisfaction of any interest or share in the Trust Fund as may in all the circumstances appear to the Trustee to be just and reasonable and upon and for the purpose of any distribution or appropriation of the Trust Fund to place such value on any assets from time to time forming part of the Trust Fund as the Trustee in its discretion shall deem just and proper and any such valuation shall be absolutely final and binding and conclusive on all persons interested and further upon any such distribution to decide to whom specified assets shall be given and to distribute assets subject to the payment of such amounts (if any) as may be necessary to adjust any shares.

12.4 To decide what part of the expenses of the Settlement shall be charged to capital and what part to income and to decide as between separate funds and separate parts of shares the allocation of income gains profits and losses. Any decision of the Trustee under this sub-clause whether made in writing or implied from its acts shall so far as the law may permit be conclusive and binding on the Beneficiaries and all persons actually or prospectively interested under this Settlement.

12.5 To treat as income or as capital any dividends stock dividends rights interests rents issues and profits derived from any property at any time constituting the whole or any part of the Trust Fund and generally to determine what part of the receipts of the Settlement is income and what is capital whether or not such property is wasting hazardous or unproductive or was purchased at a premium or discount and notwithstanding the time when such dividends stock dividends rights interest rents issues or profits were earned accrued declared or paid to make such reserves out of income or capital as the Trustee deems proper for expenses taxes and other liabilities of the Settlement to pay for income or for capital or to apportion between income or capital any expenses of making or changing investments and of selling exchanging or leasing including brokers' commissions and charges and generally to determine what part of the expenses of the Trust Fund shall be charged to capital and what part to income and to determine as between separate funds and separate parts or shares the allocation of income gains profits losses and distributions. Any decision of the Trustee under this sub-clause whether made in writing or implied from its acts shall so far as the law may permit be conclusive and binding on the Beneficiaries and all persons actually or prospectively interested under this Settlement.

12.6 Instead of acting personally to employ and pay at the expense of the income or capital of the Trust Fund any agent in any part of the world whether advocates solicitors attorneys accountants brokers banks companies or other agents and whether or not being the Trustee or one or more of them if more than one without being responsible for the default of any agent if employed in good faith to transact any business or to do any act required to be transacted or done in the execution of the Trustee's powers or discretions hereof including the receipt (whether on current or deposit account) or payment of money or the execution of documents and to pay for such services out of the capital or income of the Trust Fund as the Trustee thinks fit and no Trustee hereof being an individual shall be accountable for payment received by him or his firm for such services.

12.7 To take and act in accordance with the opinion of legal counsel concerning any difference arising under this Settlement under or problems concerning this settlement or any matter in any way relating to the Trust Fund or the Trustee's duties in connection with this Settlement and to pay such legal counsel's fees out of the capital or income of the Trust Fund as the Trustee thinks fit and to the extent that the Trustee acts in accordance with the opinion of such counsel the Trustee shall not be liable for any loss to the Trust Fund which may arise by or from so acting.

12.8 To give receipts for any money securities or other property or effects and so that any receipts so given shall be a sufficient discharge to the person paying transferring or delivering the same and shall effectively exonerate him from seeing to the application thereof or being answerable for any loss or misapplication thereof.

12.9 To enter into any transaction or venture or exercise any power authorised hereby notwithstanding that one or more of the Trustees if more than one (or if a company any of the officers of such company) is or are personally interested in such transaction or venture or in the exercise of such power and so that none of the Trustees or officers aforesaid shall be under any liability to account for any remuneration profits or other benefits received or derived by it or him thereby.

12.10 In the execution of any of the trusts hereof or in exercise of any of the powers hereby or by law given to them to sell property or lend money to or buy property or borrow money from or carry out any other transaction with the trustees of any other trust or the executors or administrators of any estate notwithstanding that a Trustee or if more than one any of them is or are the same persons or person as those trustees executors or administrators or any of them and where a Trustee or Trustees is or are the same persons as those trustees executors or administrators the transaction shall be binding on all persons then or thereafter interested hereunder though effected and evidenced only by an entry in the accounts of the Trustee.

13.   OVERSEEING MANAGEMENT OF COMPANIES

13.1 The Trustee shall not be under any duty nor shall it be bound to interfere in the business of any company entity or association incorporated or unincorporated in any part of the world in which this Settlement is interested and in particular:

      (i) the Trustee shall not be under any duty to exercise any control the Trustee may have over or to interfere in or become involved in the administration management or conduct of the business or affairs of any company in which this Settlement is or may be interested although this Settlement holds the whole or a majority of the shares carrying the control of the company and without prejudice to the generality of the foregoing the Trustee shall not be under any duty to exercise any voting powers or rights of representation or intervention conferred on the Trustee by any of the shares in respect of such company;

      (ii) the Trustee shall leave the administration management and conduct of the business and affairs of such company to the directors officers and other persons authorised to take part in the administration management or conduct thereof and the Trustee shall not be under any duty to supervise such directors officers or other persons so long as the Trustee does not have actual knowledge of any dishonesty relating to such business and affairs on the part of any of them;

      (iii) the Trustee shall assume at all times that the administration management and conduct of the business and affairs of such company are being carried on competently honestly diligently and in the best interests of the Trustee in its capacity as shareholders or howsoever they are interested therein and the Trustee shall assume until such time as it has actual knowledge to the contrary that persons appearing to be or who act as the directors officers and other persons authorised to take part in the aforesaid administration management and conduct are duly appointed and authorised and so that the Trustee shall not be under any duty at any time to take any steps at all to ascertain whether or not the assumptions contained in this sub-clause are correct.

13.2 Without prejudice to the generality of the foregoing, the Trustee shall not be under any duty:

      (i) to exercise any rights or powers (whether available to them as shareholders debenture holders or otherwise) enabling it to appoint or elect or to remove a director officer or other person authorised to take part in the administration management or conduct of the business or affairs of such company and in particular shall not be under any duty to take any steps to see that any trustee or any officer or nominee of the Trustee becomes a director or other officer of such company;

      (ii) to exercise any power to require the payment of a dividend or other distribution of profit and whether of an income or capital nature.

13.3 No Beneficiary shall be entitled in any way whatsoever to compel control or forbid the exercise in any particular manner of any powers discretions or privileges (including any voting rights) conferred on the Trustee by reason of any shares or other rights of whatsoever nature in or over such company.

13.4 The Trustee shall not be liable in any way whatsoever for any loss to such company or the Trust Fund or the income thereof arising from any act or omission of the directors officers or other persons taking part (whether or not authorised) in the administration management and conduct of the business or affairs of such company (whether or not any such act or omission by any such foregoing persons shall be dishonest fraudulent negligent or otherwise).

13.5 Without prejudice to the generality of the foregoing the Trustee shall not be rendered responsible in any way whatsoever for any default or other act or omission by the directors officers or other persons referred to in paragraph (4) hereof by any express notice or intimation of such default or other act or omission and the Trustee shall not be obliged or required to make and enforce any claim in respect of such a default or other act or omission and no person who is or may become entitled hereunder shall be entitled to compel the making of such a claim but the Trustee may be required to lend their names for the purpose of proceedings brought by a Beneficiary in respect of any such default act or omission upon being given a full and sufficient indemnity against all costs and expenses of such proceedings.

14.   EXERCISE OF TRUSTEE'S POWERS AND DISCRETIONS

14.1 The Trustee shall exercise the powers and discretions vested in it as it shall think most expedient for the benefit of all or any of the persons actually or prospectively interested under this Settlement and may exercise (or refrain from exercising) any power or discretion for the benefit of any one or more of them without being obliged to consider the interests of others or other.

14.2 Subject to the previous sub-clause every discretion vested in the Trustee shall be absolute and uncontrolled and every power vested in it shall be exercisable at its absolute and uncontrolled discretion and the Trustee shall have the same discretion in deciding whether or not to exercise any such power.

15.   POWER TO PAY TAXES AND DUTIES

In the event of any tax duty or fiscal imposition whatsoever becoming payable in the Island of Jersey or elsewhere in respect of the Trust Fund or any part thereof in any circumstances whatsoever the Trustee shall have power to pay all such taxes duties or fiscal imposition out of the Trust Fund or the income thereof notwithstanding that such liability as aforesaid may not be enforceable through the Courts of the Island of Jersey or of such other jurisdiction as may become the forum for the administration hereof by virtue of the exercise by the Trustee of its powers in that behalf under this Settlement and shall have entire discretion as to the time and manner in which the said taxes duties or fiscal impositions shall be paid and the Trustee may pay such taxes duties or fiscal impositions notwithstanding that the same shall not be recoverable from the Trustee or the Beneficiaries or other persons entitled hereunder or that the payment shall not be to the advantage of any Beneficiary or other person entitled hereunder.

16.   POWER TO INDEMNIFY

The Trustee shall have power to enter into any indemnity in favour of any former trustee or any other person in respect of any tax duty or fiscal imposition or other liability of any nature prospectively payable in respect of the Trust Fund or otherwise in connection with this Settlement and (provided the amount intended to be charged or deposited is reasonably commensurate with such prospective imposition or liability) to charge or deposit the whole or any part of the Trust Fund as security for such indemnity in such manner in all respects as they shall think fit.

17.   LIABILITY OF RETIRING TRUSTEE

If any Trustee ceases to be a trustee hereof such Trustee shall be released from all claims demands actions proceedings and accounts of any kind on the part of any person (whether in existence or not) actually or prospectively interested under this Settlement for or in respect of the Trust Fund or the income of the Trust Fund or the trusts of this Settlement or any act or thing done or omitted in execution or purported execution of such trusts other than and except only actions:-

      (i) for breach of trust arising from any fraud, wilful misconduct or gross negligence on the part of such Trustee; or


      (ii) to recover from such Trustee trust property or the proceeds of trust property in the possession of such Trustee or previously received by such Trustee.

18.   TRUSTEE INDEMNITY

In the purported execution of the trusts powers and provisions hereof no Trustee shall be liable for any loss to the Trust Fund arising in consequence of the failure depreciation or loss of any investments made or retained in good faith or by reason of any mistake or omission made in good faith or of any other act omission matter or thing whatsoever except for breach of trust arising from fraud, wilful misconduct or gross negligence on the part of the Trustee who is sought to be made liable.

19.   POWER OF TRUSTEE TO ACT NOTWITHSTANDING PERSONAL INTEREST

The Trustee shall have power to exercise any power or discretion vested in the Trustees notwithstanding that the Trustee or one or more of the Trustees if more than one may be personally interested in the exercise thereof.

20.   RIGHTS OF BENEFICIARIES DURING THE TRUST PERIOD

Subject to the Trustee's obligations by virtue of exercise of its discretions subject to clause 2.2 hereof:-

20.1 the Trustee shall not be obliged to make known to any Beneficiaries that this Settlement exists or any matters in relation thereto or that they are named as such or that they are now or at any time hereafter included in such expression and the Trustee shall not in any way be obliged to contact them or any of them until any of them becomes absolutely and indefeasibly entitled to any moneys or investments held by the Trustee hereunder and the Trustee shall then only be obliged to inform the person then being entitled of his or its actual entitlement and the existence of this Settlement; and

20.2 the Trustee shall not be under any obligation to disclose to Beneficiaries the rights and interests of any other Beneficiaries and no Beneficiaries shall be entitled to information concerning the exercise of any power or discretion by the Trustee.

21.   TRUSTEE MAY REFUSE TO MAKE DISCLOSURE

Without prejudice to any right of the Trustees under the general law to refuse disclosure of any document it is hereby declared that the Trustee shall not (subject to the Order of any Court of competent jurisdiction) be bound to disclose to any person any of the following documents that is to say:-

21.1 Any document setting forth or recording any deliberations of the Trustee as to the manner in which it should exercise any power or discretion conferred upon it by this Settlement or the reasons for any particular exercise of any such power or discretion; or

21.2 Any other document relating to the exercise or proposed exercise of any such power or discretion (not being a deed or other writing which actually exercises or merely records the exercise of any such power or discretion and not being legal advice obtained by the Trustee at the cost of the capital or income of the Trust Fund).

22.   VARIATION OF THIS TRUST AND THE RULES

22.1 The Settlor may from time to time with the written consent of the Trustee and by instrument or instruments in writing revoke alter or amend all or any of the trust powers or provisions of the Settlement.

22.2 The Trustee may from time to time by instrument in writing revoke alter or amend all or any of the provisions of the Rules.

22.3 Notwithstanding anything in sub-clauses 22.1 and 22.2 hereof nothing in this clause shall authorise any revocation alteration or amendment to the Trust powers or provisions of this Settlement or the Rules which would either affect the beneficial entitlement of any person who has been appointed a Beneficiary under the terms of this Settlement or would permit the Trust to be utilised other than for the benefit of Sales Agents or a subsidiary of the Company.

23.   IRREVOCABILITY

This Settlement shall be irrevocable.

24.   EXPENSES ON CREATION OF DECLARATION

The Trustee shall have power to pay out of the Trust Fund all expenses of whatever nature incidental to the creation of this Settlement,

25.   NAME

This Settlement shall be known as the Agent Loyalty Opportunity Trust or by such other title as the Trustee shall from time to time appoint by deed.

26.   GENERAL

26.1 The Trustees if more than one shall meet together as may be necessary for the purpose of the trusts of this deed and all decisions relating thereto taken by a majority of the Trustees present at any meeting of the Trustees of which due notice has been given to all the Trustees shall be as effective for all purposes as if such decisions were the decisions of all the Trustees.

26.2 A written minute of a decision of all the Trustees if more than one reached without any meeting shall if signed by all the Trustees be as effective for all purposes as if such decision had been reached in a duly convened meeting of all the Trustees.

26.3 The Trustees if more than one may appoint such committee or committees of the Trustees consisting of not less than two of the Trustees for such purpose or purposes and with such powers and authorities always within the powers and authorities of the Trustees themselves and upon such terms and conditions including in particular the removal of members of any such committee or committees and the appointment of other members in their place as the Trustees shall from time to time decide.

26.4 The Trustees if more than one and if any one or more Trustee is an individual shall appoint a secretary who may be one of themselves.

26.5 The Trustee or any of them if more than one shall not be liable for any loss or damage arising to the Trust Fund, the Shares or the assets of the Trust otherwise than by reason of the gross negligence or wilful default of themselves their servants or agents and shall be entitled to an indemnity from the assets of the Trust for all and any liability rising to the Trustee by reason of its exercise or purported exercise of all or any of its powers or duties hereunder or performance other than liability arising by reason of their gross negligence or wilful default.

26.6 All nominations specifications directives and notices by the Company or any Subsidiary shall be in writing signed by a Director or the Secretary of the Company or Subsidiary (as the case may be).

26.7 (i) Notwithstanding the provisions of Clause 27 hereof the Trustee may at any time or times during the Trust Period by deed declare that this Deed shall from the date of such declaration take effect in accordance with the law of some other place in any part of the world (not being a country under the law of which this Deed would not be irrevocable) and as from the date of such declaration the law of the country named therein shall be the law applicable to the Deed but subject to the power conferred by this sub-clause and until further declaration is made hereunder.

      (ii) So often  as any  such  declaration  as  aforesaid  shall be made the
      Trustee may at any time or times thereafter by deed make such consequential alterations or additions in the trusts powers and provisions of the Deed as the Trustee may consider necessary or desirable to ensure that so far as may be possible the trusts power and provisions of this Deed shall (mutatis mutandis) be as valid and effective as they are under the Laws of Jersey.

27.   PROPER LAW

This Settlement is established under the laws of the said Island of Jersey and subject to the powers conferred on the Trustee herein and to each and every exercise thereof the rights of all parties and the construction and effect of the provisions hereof shall be subject to the exclusive jurisdiction of and construed and regulated only according to the laws of the said Island which subject to and as hereinafter provided shall be the forum for the administration thereof notwithstanding that the Trustee or one or more of them if more than one may from time to time be resident or domiciled elsewhere than in the Island of Jersey.

28.   SIGNIFICANCE OF HEADINGS

The headings in this document are inserted for convenience of reference only and shall have no legal effect nor shall they affect in any way the construction of any clause or Schedule contained herein.


IN WITNESS WHEREOF the parties hereto have executed this Settlement the day and year first above written.

THE COMMON SEAL of
BG SERVICES LIMITED
was hereunto affixed
in the presence of:-

/s/ R W GREEN
Director

/s/ J H THWAITES
Authorised Signatory


THE COMMON SEAL of
A.L.O.T. TRUSTEE LIMITED
was hereunto affixed
in the presence of:-

/s/ R J PIROUET
Director

/s/ R W GREEN
Director

                                  SCHEDULE ONE

                                   Settled Sum

                             One hundred US Dollars

                                  SCHEDULE TWO

                        AGENT LOYALTY OPPORTUNITY TRUST

                                     RULES

These rules have been established pursuant to the Agent Loyalty Opportunity Trust established by Settlement dated 23 May 1997.

1.    Definitions

1.1. In this instrument wherever the context permits the following expressions shall have the meanings set against them:-

      "Account Value" shall mean the accumulated value as determined by the Life Company of all in force fixed and variable deferred annuity and life insurance policies issued by the Life Company and sold by an Award Holder.

      "Award" shall mean an award of Units made to a Sales Agent pursuant to an Award Agreement.

      "Award Agreement" shall mean the written agreement described in Rule 5.2 evidencing the making of an Award to a Sales Agent and containing the terms, conditions and restrictions pertaining to such Award.

      "Award Date" shall mean the date of the Award Agreement.

      "Award Holder" shall mean a Sales Agent to whom an Award has been made.

      "Award Price" shall meam the price of a Unit specified in the Award Agreement being a sum equivalent to the mid-market price of a Share on the Award Date or such other price as the Trustee shall determine.

      "Award Units" shall mean Units the subject of an Award.

      "Bonus" shall mean a cash bonus calculated and payable as provided in Rule 8.

      "Company" shall mean London Pacific Group Limited, a company incorporated with limited liability in Jersey, Channel Islands.

      "Exercise Notice" shall mean the written notice given by an Award Holder to exercise an Award as referred to in Rule 7.1 and described in Rule 7.2.

      "The Group" shall mean the Company and its subsidiaries.

      "The Life Company" shall mean London Pacific Life & Annuity Company, a North Carolina life assurance company.

      "Rules" unless the context clearly indicates otherwise shall mean a rule of the Trust as adopted by the Trustee and amended from time to time.

      "Sales Agent" shall mean any independent sales agent in the United States who is party to an Agency Agreement with the Life Company which remains in full force and effect for the sale of the Life Company's life and annuity products.

      "Settlement" shall mean the Settlement dated 23 May 1997 known as the Agent Loyalty Opportunity Trust.

      "Share" shall mean an Ordinary Share of 5c each in the Company, as traded on the London Stock Exchange.

      "Specified Anniversary" shall mean the date set out in an Award Agreement on which an Award Holder's Award shall be forfeited in accordance with Rule 6.4.

      "Specified Percentage" shall mean the percentage set out in an Award Agreement required to determine whether an Award Holder's Award shall vest in accordance with Rule 6.2.

      "$" or "dollar" or "c" or "cent" refers to the legal tender of the United States of America.

      "Trust" shall mean the Agent Loyalty Opportunity Trust as it may be amended from time to time.

      "Trustee" shall mean the Trustee or Trustees for the time being of the Trust.

      "Unit" shall mean a unit representing the right granted to an Award Holder pursuant to an Award requiring that the Trustee pays that Award Holder a Bonus sum calculated in accordance with Rule 8 by reference to the value of a Share on the basis that one Unit shall be representative of the value of one Share;

      "Vesting Conditions" shall mean the conditions set out in the provisions of Rule 6; and

      "Year" shall mean calendar year

1.2   The single includes the plural and vice versa.

1.3 The masculine includes the feminine and vice versa and each includes neuter.

2.    Administration

2.1 The Trustee shall have full power and discretion, subject to the express provisions of these Rules:

      2.1.1 To determine from time to time to which Sales Agents Awards shall be made, the term of each Award, the Award Price, the time or times at which all or portions of an Award may be exercised and the number of Units the subject of an Award;

      2.1.2 To construe and interpret these Rules and Awards granted thereunder, and to amend and revoke the Rules. In the exercise of this power, the Trustee shall generally determine all questions of policy and interpretation that may arise, and may correct any defect, omission or inconsistency in these Rules or in any Award Agreement in a manner and to the extent it shall deem necessary or expedient to make these Rules fully effective;

      2.1.3 To prescribe the terms and conditions of each Award, including without limitation the bonus provisions;

      2.1.4 Subject to applicable legal restrictions and the consent of the Award Holder affected, to amend any outstanding Award Agreement, including but without limitation the acceleration in whole or in part.

      2.1.5 Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

2.2 All decisions, interpretations and other actions of the Trustee shall be final and binding on all Award Holders. The Trustee shall not be liable for any action that it has taken or failed to take in good faith with respect to these Rules or any Award.

2.3 In the exercise of any power or discretion under these Rules the Trustee shall first have regard to any written recommendations which it shall receive from the Company or any committee of the Company.

3.    Eligibility

Awards may be granted to any Sales Agents.

4.    Awards subject to Rules

4.1   Restrictions

      No Award granted under the terms of these Rules shall be capable of being sold, transferred, pledged, encumbered or otherwise alienated or dealt with by an Award Holder.

4.2   No Rights as a Shareholder

      An Award Holder shall have no rights as a shareholder with respect to any Units the subject of an Award or in respect of Shares held by the Trustee at any time and without limitation of the generality of the foregoing. The Award Holder shall not be entitled to dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights with respect to any Units or Shares and the making of an Award shall not entitle the Award Holder to any rights in respect of any Units or Shares.

5.    Grant of Awards

5.1   General

      The Trustee may make Awards at any time and from time to time during the Trust Period of the Settlement. The Trustee shall specify the Award date (the "Award Date") or, if it fails to do so, the Award Date shall be the date of the action taken by the Trustee to make an Award.

5.2   Award Agreement

      As soon as practicable after making an Award, the Award Holder and the Trustee shall enter into a written Award Agreement substantially in the form of the Appendix hereto which specifies the Award Date, the Award Price, the number of Award Units, the Vesting Conditions, the Vesting Schedule and the other terms and conditions of the Award.

5.3   Award Term

      An Award which has not been exercised seven years after the Award Date shall be forfeited on the seventh anniversary of the Award Date and shall have no further effect.

6.    Vesting Conditions

6.1 No Award Holder shall be entitled to exercise his rights under an Award Agreement unless and until the Vesting Conditions applicable to an Award have been satisfied. In order to determine whether the Vesting Conditions have been satisfied in respect of any year the following calculations shall be made:-

      (i) As soon as practicable after 1 January of each year the Life Company shall notify the Trustee in writing of:-

            (a) the Account Value for each Award Holder which shall be calculated as at 31 December (the "Calculation Date") of the immediately preceding year (the "Ending Value")

            (b) the Account Value for each Award Holder calculated as at 31 December of the year prior to the immediately preceding year (the "Beginning Value").


6.2   Vesting Hurdle

      An Award Holder's Award shall vest and his right under the Award become exercisable from the next following Vesting Date otherwise on and subject to the terms of the Award Agreement if his Ending Value exceeds the Specified Percentage of his Beginning Value in respect of the same year.

6.3   Vesting Date

      The Award Holders' Award for shall vest subject to fulfilment of the provisions of this Rule 6 on 1 March in the year following the Calculation Date, and such date shall be known as the Vesting Date.

6.4   Failure to Vest

      In the event that an Award Holder does not meet the Vesting Conditions contained in this Rule in respect of any year then that Award Holders' Award shall not vest and become exercisable in that year. If that Award Holder's Award does not meet the conditions of Rule 6.3 by the Specified Anniversary of the Award Date then that Award Holder's Award shall be forfeited and shall be of no further effect.

6.5   Notification of Vesting

      The Trustee shall be under no obligation to notify an Award Holder whose Award has vested in accordance with this Rule but an Award Holder may enquire as to whether or not his Award has vested by application to Chief Marketing Officer, London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833.


7.    Exercise of an Award following Vesting

7.1 Subject to the provisions of these Rules an Award Holder may exercise his Award at any time in whole or in part by giving an Exercise Notice signed by the Award Holder in accordance with the provisions of Rule 7.2.

7.2 The Exercise Notice shall be addressed to Chief Marketing Officer, London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 and notice of exercise shall only be effective upon receipt of the Exercise Notice. The Award Holder shall specify the number of Award Units the subject of the exercise and details of how payment of Bonus should be made including where relevant, payment details for wire transfers to an Award Holder's bank account.

7.3 Notwithstanding any other provision of these Rules no Award shall be capable of being exercised during any period or periods when the Company or its Directors or either of them are unable to deal in Shares as a result of the provisions of the Listing Rules of the London Stock Exchange. Any such period or periods shall be known as a "Closed Period". The Trustee, the Life Company and the Company shall be under no obligation to inform Award Holders of the time or existence of a Closed Period, but it shall be the responsibility of the Award Holder to establish whether or not a Closed Period is operating before exercising any rights under an Award.

8.    Payment of Bonus following Exercise

8.1 In respect of an Award which has vested, the Trustee shall upon receipt of a duly completed Exercise Notice by the Life Company calculate the Bonus payable to the Award Holder by reference to the following formula:-

      B     =    (EP-AP) x U

      Where B     = the Bonus payable;

            EP = a sum equal to the average closing middle market price of a Share on the London Stock Exchange for the five business days following receipt of the Exercise translated into dollars by reference to an appropriate dollar / pound sterling exchange rate which shall be determined by the Life Company and notified to the Trustee less 1% of such price representing dealing costs involved in the Trustee selling Shares to realise an amount equal to the Bonus;

            AP    = the Award Price; and

            U = the total number of Units in respect of which the Award is being exercised

      The Bonus shall be paid by cheque or wire transfer to the Award Holder within 30 days of the receipt by the Life Company of the Exercise Notice.

8.2 Any payment of any Bonus to an Award Holder shall be made net of any tax, duty or other amounts which the Trustee, the Life Company or the Company shall be obliged or entitled to deduct therefrom. The Trustee shall have power to withhold all or any part of an Award Holder's Bonus to meet any obligations of the Award Holder due to the Trustee, the Life Company, the Company or otherwise.

9.    Termination of an Award Holder's Agency Agreement

9.1 If the Trustee receives written notification (the "Notice of Termination") from the Life Company that, for any reason including death or permanent and total disability, an Award Holder's Agency Agreement has terminated, the Award Units held at the date of termination for that Award Holder but not vested in accordance with Rule 6 shall be forfeited and the Award Agreement shall have no further effect.

9.2 The Trustee shall be entitled to rely on the Notice of Termination and shall not be obliged to make any further investigations or enquiries in order to verify the authenticity of the Notice of Termination.

9.3 The Trustee shall not be liable for any action it may take or fails to take following receipt of Notice of Termination from the Company or otherwise.

10    Modification, Extension and Renewal of Awards

Within the limitations of these Rules, the Trustee may modify, extend or renew outstanding Awards or may accept the cancellation thereof (to the extent not previously exercised) for the making of new Awards in substitution therefore. Notwithstanding the foregoing, no modification shall, without the consent of the Award Holder, alter or impair his rights or obligations under an Award.

11.   No Rights in respect of Agency Agreement

Neither these Rules nor any Award made hereunder shall confer upon any Award Holder any right as against the Life Company other than the rights determined by the terms of the Agency Agreement nor shall the existence of an Award interfere in any way with the Life Company's rights to terminate the Agency Agreement of any Award Holder in accordance with its terms.

12.   Duration and Amendments

12.1  Duration

      These Rules shall become effective on the date of execution of the Settlement and terminate automatically on expiration of the Trust Period under the Settlement.

12.2  Amendment; Termination

      The Trustee may amend, suspend or terminate these Rules at any time and for any reason.

12.3  Effect of Amendment or Termination

      No Award shall be made to an Award Holder under these Rules after the termination hereof, except pursuant to an Award made before termination. Termination or amendment of these Rules shall not affect any Award previously made or any Award previously made under these Rules.

13.   Proper Law

These Rules and all Award Agreements entered into pursuant to it shall be governed by and construed in accordance with the laws of the Island of Jersey.

                        AGENT LOYALTY OPPORTUNITY TRUST

                                AWARD AGREEMENT

THIS AGREEMENT is made on the day set out in the First Schedule hereto.

BETWEEN

(1) A.L.O.T. Trustee Limited as Trustee (the "Trustees") of the Agent Loyalty Opportunity Trust (the "Trust"); and

(2)   The Sales Agent whose name appears below.

WHEREAS

The Trustee has resolved to award to the Sales Agent the number of Award Units specified in the First Schedule to this agreement and the Sales Agent accepts the said Award Units upon and subject to the terms of this agreement.

NOW IT IS HEREBY AGREED as follows:-

(1) Words and expressions used in this Award Agreement shall where context permits bear the same meaning as in the Agent Loyalty Opportunity Trust Rules (the "Rules") a copy of which are set out in the Second Schedule hereto.

(2) In consideration of the Sales Agent continuing to be a Sales Agent the Trustees hereby awards to the Sales Agent the Award Units specified in the First Schedule hereto.

(3) Provided the Vesting Conditions as described in the Rules and where relevant more particularly defined in the First Schedule hereto have been satisfied in relation to this Award the Trustee agrees that at such time as they shall receive an Exercise Notice from the Sales Agent they shall pay to the Sales Agent a Bonus in such amount and on such terms and at such time as shall be determined in accordance with the provisions of the Rules.

(4) The Rules are hereby incorporated into this agreement and the Sales Agent agrees to be bound thereby.

(5) This agreement shall be governed by and construed in accordance with the laws of the Island of Jersey and the Sales Agent hereto irrevocably submits to the non-exclusive jurisdiction of the said Island of Jersey.


IN WITNESS WHEREOF

The parties hereto have caused this agreement to be executed as of the date set out below.

The common seal of
A.L.O.T. TRUSTEE LIMITED
was hereby affixed in the presence of:-



.. . . . . . . . . . . . . . . . . .       . . . . . . . . . . . . . . .
DIRECTOR                                  DIRECTOR/SECRETARY



.. . . . . . . . . . . . . . . . . . . .
SALES AGENT SIGNATURE



.. . . . . . . . . . . . . . . . . . . .
SALES AGENT NAME



.. . . . . . . . . . . . . . . . . . .
WITNESS NAME

AGENT LOYALTY OPPORTUNITY TRUST

AWARD AGREEMENT FIRST SCHEDULE

Award Date                  ....................................................


Award Price                 US$.................................................


Number of Units Awarded     ....................................................


Earliest Vesting Date       ....................................................


Specified Anniversary       ....................................................


Specified Percentage        ....................................................